UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00749

STONEBRIDGE FUNDS TRUST

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Barrett, President

Stonebridge Funds Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-639-3935

Date of fiscal year end:    October 31

Date of reporting period:  November 1, 2010 - October 31, 2011

Item 1. Reports to Stockholders.

Stonebridge Funds

Annual Report

October 31, 2011

October 31, 2011

Stonebridge Funds Trust

Letter to Shareholders
October 31, 2011 (Unaudited)

November 29, 2011

OVERVIEW

Market volatility increased during the second half of the 2011 fiscal year as investors reacted to the financial instability in Europe, the mixed economic data in the U.S. and the uncertainty of domestic fiscal and monetary policy. The major indices peaked in early May and declined substantially from late July through September as the Dow Jones Industrial Average fell 13%, the S&P 500 Index fell 16% and the Russell 2000 Index fell 23% during the calendar year third quarter. In contrast, the VIX Index, a measure of implied market volatility, increased 171% over this same period and the S&P 500 recorded its largest one day advance and largest one day decline since March 2009 and December 2008, respectively. The third quarter of calendar year 2011 marked the S&P 500 Index’s worst quarter since the fourth quarter of 2008 and the Russell 2000 Index’s fourth worst quarter ever.

The second half of the 2011 fiscal year (May through October) began on a negative note as concerns resurfaced about the financial instability of the European periphery and its potential contagion elsewhere. The decline accelerated in late July as political gridlock raised investor concern over the federal debt ceiling. While the U.S. government was able to avoid default, S&P downgraded the U.S. to AA1 , which ignited an abrupt market decline and an increase in volatility. In an effort to support the domestic economy, the Federal Reserve pledged to maintain its accommodative stance until mid-2013 and unveiled “Operation Twist,” a program that should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative2. Volatility remained elevated as the equity indices rallied and provided the strongest positive returns in October in over 30 years. Overall, the major indices have remained range-bound over the past two years and correlations have increased as investors look to the next fashionable and fleeting macro-economic headline with regard to the overall health of the worldwide economy.

The Funds’ health care, energy and industrial investments contributed most to the relative performance of the Funds while technology, consumer discretionary and consumer staples detracted the most from the relative performance. The technology and health care sectors remain an area of focus for the Funds as we continue to identify businesses that have strong growth profiles due to industry-leading innovation. While we remain cautious on the overall state of consumer spending, we continue to discover consumer businesses with strong growth opportunities and market-leading positions. We also continue to uncover industrial companies with a technological edge in niche markets that benefit from long-term secular growth drivers. We foresee sustained Mergers and Acquisitions activity as interest rates remain historically low and corporations retain significant cash hoards.

[1]	Ratings provided by S&P. Bond Quality Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).
[2]	Source: Federal Reserve

Annual Report | October 31, 2011	1

Letter to Shareholders
October 31, 2011 (Unaudited)

STONEBRIDGE SMALL-CAP GROWTH FUND

For the fiscal year of 2011, the Stonebridge Small-Cap Growth Fund returned -1.04% versus the Russell 2000 Growth Index return of 9.84%. The Fund primarily underperformed due to our cautious positioning of the Fund’s investments as a result of our broad macro-economic concerns. Unfortunately, the Fund lagged its relative index due to this trepidation since it took longer than we anticipated for these macro concerns to be widely realized by the marketplace. As such, when the equity markets rallied during the first six months of the fiscal year, the Fund lagged on the upside. Once our concerns were shared by others, the Fund outperformed during the last three months of the fiscal year. However, even as the equity markets declined, it was not enough to overcome the lack of participation earlier in the fiscal year.

The Fund’s exposure during the past fiscal year to the health care, energy and materials sectors strongly benefited its performance. The Fund was substantially overweight the health care sector during the year, and we believe our stock selection for the Fund was strongly positive. In the energy and materials sectors, The Fund’s exposure to these sectors was similar to the Russell 2000 Growth Index, but we believe our stock selection was superior to the Index, thereby driving the Fund’s relative outperformance from these two sectors. Conversely, our overweight position in technology combined with a few investments that underperformed the sector, detracted from the Fund’s overall performance. Further our stock selection within the industrial, financial and consumer discretionary sectors detracted from the Fund’s overall results. Interestingly, the economic sectors that did best during the 2010 fiscal year underperformed in 2011. Similarly, the sectors that underperformed in 2010 did best in 2011. Again, these results signify the volatile and range-bound nature of the equity markets.

We continue to uncover very exciting investment opportunities within the health care, technology and financial sectors. Within technology, we remain very enthusiastic about the growth opportunities in storage and networking. We have rebuilt investments in cloud computing and communications for the Fund after it took significant profits last year. In the health care sector, we have identified rapidly growing companies that are also defensive in nature. In the financial sector, we have invested the Fund in companies that are in fast-growing niche industries such as financial volatility and currency trading.

Stonebridge Small-Cap Growth Fund (SBAGX) Sector Allocation

as a Percent of Net Assets As of October 31, 2011*

* These allocations may not reflect the current or future position of the portfolio.

2	Stonebridge Funds Trust

Letter to Shareholders
October 31, 2011 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Small-Cap

Growth Fund (SBAGX) vs. the Russell 2000 Growth Index with Income from October 31, 2001 to October 31, 2011

Average Annual Total Returns for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years
Stonebridge Small-Cap Growth Fund (SBAGX)	-1.04%	-2.27%	3.86%
Russell 2000 Growth Index	9.84%	2.68%	6.04%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 28, 2011, the gross annual expense ratio for the Stonebridge Small-Cap Growth Fund was 4.62%. At October 31, 2011, the Fund’s gross annual expense ratio was 4.34%.

Annual Report | October 31, 2011	3

Letter to Shareholders
October 31, 2011 (Unaudited)

STONEBRIDGE INSTITUTIONAL SMALL-CAP GROWTH FUND

For the fiscal year 2011, the Stonebridge Institutional Small-Cap Growth Fund’s performance was -0.13% versus the Russell 2000 Growth Index return of 9.84%.

Performance since October 31, 2010 can be attributed to the same explanation as given for the Stonebridge Small-Cap Growth Fund (SBAGX) because the Stonebridge Institutional Small-Cap Growth Fund and the Stonebridge Small-Cap Growth Fund have the same investment objectives, pursue the same investment strategies, and had substantially the same investment portfolio during the period.

Stonebridge Institutional Small-Cap Growth Fund (SBSCX) Sector Allocation

as a Percent of Net Assets As of October 31, 2011*

* These allocations may not reflect the current or future position of the portfolio.

4	Stonebridge Funds Trust

Letter to Shareholders
October 31, 2011 (Unaudited)

Change in value of a $10,000 investment in Stonebridge Institutional Small-Cap

Growth Fund (SBSCX) vs. the Russell 2000 Growth Index with Income from October 31, 2001 to October 31, 2011

Average Annual Total Returns for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years
Stonebridge Institutional Small-Cap Growth Fund (SBSCX)	-0.13%	-2.54%	0.52%
Russell 2000 Growth Index	9.84%	2.68%	6.04%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions, any fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would be lower. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain the most recent month-end performance, please call the Funds’ toll-free number at 1-800-639-3935.

As of the Prospectus dated February 28, 2011, the gross annual expense ratio for the Stonebridge Institutional Small-Cap Growth Fund was 3.58%. At October 31, 2011, the Fund’s gross annual expense ratio was 3.36%.

Annual Report | October 31, 2011	5

Letter to Shareholders
October 31, 2011 (Unaudited)

CONCLUSION

Our investment process identifies businesses that we believe exhibit high quality growth based on a sound business model, solid financials and strong management. The Funds are exposed to those businesses and economic sectors that we believe contain the best opportunities for future growth and investment returns. Although we are most excited about the outlook for technology and health care companies, we believe that we will continue to find opportunities across sectors that can deliver favorable performance results to the Funds’ shareholders.

Finally, we regret to inform you that our colleague and friend William Taylor recently passed away. Bill was a valued member of the Board of Trustees of the Trust, and he was a strong advocate for the Funds and their shareholders during his time as a Trustee. While we will miss Bill’s contributions, we believe the Board of Trustees remains well-positioned to oversee the Funds.

Thank you for your investment in the Stonebridge Funds. Should you have any questions or concerns, please call a Shareholder Services Representative at 1-800-639-3935.

Sincerely,

Richard C. Barrett, CFA

Matthew W. Markatos, CFA

Portfolio Managers

Performance data quoted above represents past performance. Past performance does not guarantee future results.

DEFINITIONS:

The Russell 2000 Growth Index

(Russell 2000 G) is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies in terms of market capitalization. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. This is a total return index which reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. You cannot invest directly in an index.

S&P 500: The S&P 500 Index is a capitalization-weighted index of 500 widely traded stocks. Created by Standard & Poor’s, it is considered to represent the performance of the stock market in general. It is not an investment product available for purchase.

6	Stonebridge Funds Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

Stonebridge Funds Trust

Los Angeles, California

We have audited the accompanying statements of assets and liabilities of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund, each a series of shares of Stonebridge Funds Trust (the “Trust”), including the statements of investments, as of October 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Stonebridge Institutional Small-Cap Growth Fund and Stonebridge Small-Cap Growth Fund as of October 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

December 20, 2011

Annual Report | October 31, 2011	7

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2011

	Shares	Market Value
COMMON STOCKS (99.08%)
CONSUMER DISCRETIONARY - (8.52%)
Automotive Retail (0.53%)
America’s Car-Mart, Inc.**	2,000	$66,760

Casinos & Gaming (2.05%)
WMS Industries, Inc.**	11,650	255,251

Consumer Electronics (1.92%)
Harman International Industries, Inc.	5,550	239,538

Education Services (1.90%)
K12, Inc.**	6,750	236,588

Special Consumer Services (2.12%)
Steiner Leisure Ltd.**	5,475	263,786

TOTAL CONSUMER DISCRETIONARY		1,061,923

ENERGY - (7.96%)
Coal & Consumable Fuels (0.96%)
Cloud Peak Energy, Inc.**	5,200	119,340

Oil & Gas - Drilling (2.01%)
Atwood Oceanics, Inc.**	5,850	250,029

Oil & Gas - Equipment/Services (3.12%)
C&J Energy Services, Inc.**	23,100	389,466

Oil & Gas - Exploration/Production (1.87%)
Brigham Exploration Co.**	3,875	141,108
Kodiak Oil & Gas Corp.**	13,250	91,558

		232,666

TOTAL ENERGY		991,501

FINANCIALS - (9.55%)
Asset Management (3.62%)
Waddell & Reed Financial, Inc., Class A	16,250	450,612

Diversified Financial Services (3.28%)
Higher One Holdings, Inc.**	23,150	408,366

8	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Investment Bank & Brokerage (0.93%)
FXCM, Inc., Class A	10,150	$116,725

Specialized Finance (1.72%)
CBOE Holdings, Inc.	8,200	214,266

TOTAL FINANCIALS		1,189,969

HEALTH CARE - (30.23%)
Biotechnology (1.89%)
Genomic Health, Inc.**	11,000	235,400

Health Care - Equipment (8.25%)
Cantel Medical Corp.	4,450	122,820
Masimo Corp.	26,050	538,714
Volcano Corp.**	14,700	366,471

		1,028,005

Health Care - Managed Care (2.09%)
Accretive Health, Inc.**	10,950	260,720

Health Care - Services (6.28%)
Catalyst Health Solutions, Inc.**	4,200	230,874
HMS Holdings Corp.**	22,550	551,122

		781,996

Health Care - Supplies (4.99%)
Align Technology, Inc.**	10,550	242,967
Merit Medical Systems, Inc.**	28,150	377,773

		620,740

Health Care - Technology (2.65%)
Allscripts Healthcare Solutions, Inc.**	17,250	330,337

Life Science Tools (4.08%)
Luminex Corp.**	6,100	133,956
PAREXEL International Corp.**	17,000	374,510

		508,466

TOTAL HEALTH CARE		3,765,664

INDUSTRIALS - (13.61%)
Aerospace/Defense (7.69%)
Curtiss-Wright Corp.	7,075	231,919
Hexcel Corp.**	14,000	345,940
Spirit Aerosystems Holdings, Inc., Class A**	22,250	379,807

		957,666

Annual Report | October 31, 2011	9

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Construction & Engineering (4.44%)
Chicago Bridge & Iron Co. N.V.	4,500	$164,610
Tutor Perini Corp.	26,750	388,678

		553,288

Machinery - Construction & Farming (1.48%)
Titan International, Inc.	8,175	183,937

TOTAL INDUSTRIALS		1,694,891

INFORMATION TECHNOLOGY - (27.92%)
Application Software (7.26%)
Netscout Systems, Inc.**	26,150	428,599
Parametric Technology Corp.**	22,850	475,965

		904,564

Communications Equipment (4.25%)
Aviat Networks, Inc.**	42,000	86,100
Riverbed Technology, Inc.**	16,075	443,349

		529,449

Computer Storage/Peripherals (1.54%)
Intermec, Inc.**	23,775	191,864

Electronic Manufacturing Services (1.43%)
Multi-Fineline Electronix, Inc.**	7,750	177,785

IT Consulting & Services (1.33%)
Mistras Group, Inc.**	7,600	165,680

Semiconductor Equipment (2.39%)
MEMC Electronic Materials, Inc.**	29,750	178,202
Rubicon Technology, Inc.**	11,500	119,830

		298,032

Semiconductors (5.47%)
EZchip Semiconductor Ltd.**	3,500	127,505
LSI Corp.**	39,550	247,188
O2Micro International Ltd. - ADR**	59,500	243,355
TriQuint Semiconductor, Inc.**	11,825	62,909

		680,957

Software (3.28%)
Taleo Corp., Class A**	12,600	408,240

10	Stonebridge Funds Trust

Institutional Small-Cap Growth Fund (SBSCX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Systems Software (0.97%)
TeleCommunication Systems, Inc., Class A**	36,750	$121,275

TOTAL INFORMATION TECHNOLOGY		3,477,846

UTILITIES - (1.29%)
Multi-Utilities (1.29%)
Elster Group SE - ADR**	10,750	160,067

TOTAL UTILITIES		160,067

TOTAL COMMON STOCKS (Cost $11,623,063)		12,341,861

MONEY MARKET MUTUAL FUNDS (2.17%)
Fifth Third U.S. Treasury Money Market Fund (0.01% 7 Day Yield)	270,545	270,545

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $270,545)		270,545

TOTAL INVESTMENTS (101.25%) (Cost $11,893,608)		$12,612,406

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.25%)		(155,829)

NET ASSETS (100.00%)		$12,456,577

**	Non Income Producing Security.

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

The accompanying Notes to Financial Statements are an integral part of the financial statements.

Annual Report | October 31, 2011	11

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2011

	Shares	Market Value
COMMON STOCKS (99.04%)
CONSUMER DISCRETIONARY - (8.51%)
Automotive Retail (0.54%)
America’s Car-Mart, Inc.**	900	$30,042

Casinos & Gaming (2.03%)
WMS Industries, Inc.**	5,200	113,932

Consumer Electronics (1.92%)
Harman International Industries, Inc.	2,500	107,900

Education Services (1.87%)
K12, Inc.**	3,000	105,150

Special Consumer Services (2.15%)
Steiner Leisure Ltd.**	2,500	120,450

TOTAL CONSUMER DISCRETIONARY		477,474

ENERGY - (7.87%)
Coal & Consumable Fuels (0.96%)
Cloud Peak Energy, Inc.**	2,350	53,933

Oil & Gas - Drilling (1.98%)
Atwood Oceanics, Inc.**	2,600	111,124

Oil & Gas - Equipment/Services (3.07%)
C&J Energy Services, Inc.**	10,200	171,972

Oil & Gas - Exploration/Production (1.86%)
Brigham Exploration Co.**	1,750	63,726
Kodiak Oil & Gas Corp.**	5,900	40,769

		104,495

TOTAL ENERGY		441,524

FINANCIALS - (9.51%)
Asset Management (3.58%)
Waddell & Reed Financial, Inc., Class A	7,250	201,042

Diversified Financial Services (3.30%)
Higher One Holdings, Inc.**	10,500	185,220

12	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Investment Bank & Brokerage (0.90%)
FXCM, Inc., Class A	4,400	$50,600

Specialized Finance (1.73%)
CBOE Holdings, Inc.	3,700	96,681

TOTAL FINANCIALS		533,543

HEALTH CARE - (30.39%)
Biotechnology (1.91%)
Genomic Health, Inc.**	5,000	107,000

Health Care - Equipment (8.24%)
Cantel Medical Corp.	2,000	55,200
Masimo Corp.	11,750	242,990
Volcano Corp.**	6,600	164,538

		462,728

Health Care - Managed Care (2.12%)
Accretive Health, Inc.**	5,000	119,050

Health Care - Services (6.27%)
Catalyst Health Solutions, Inc.**	1,900	104,443
HMS Holdings Corp.**	10,125	247,455

		351,898

Health Care - Supplies (5.00%)
Align Technology, Inc.**	4,750	109,393
Merit Medical Systems, Inc.**	12,750	171,105

		280,498

Health Care - Technology (2.73%)
Allscripts Healthcare Solutions, Inc.**	8,000	153,200

Life Science Tools (4.12%)
Luminex Corp.**	2,750	60,390
PAREXEL International Corp.**	7,750	170,732

		231,122

TOTAL HEALTH CARE		1,705,496

INDUSTRIALS - (13.68%)
Aerospace/Defense (7.68%)
Curtiss-Wright Corp.	3,200	104,896
Hexcel Corp.**	6,300	155,673
Spirit Aerosystems Holdings, Inc., Class A**	10,000	170,700

		431,269

Annual Report | October 31, 2011	13

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Construction & Engineering (4.44%)
Chicago Bridge & Iron Co. N.V.	2,000	$73,160
Tutor Perini Corp.	12,100	175,813

		248,973

Machinery - Construction & Farming (1.56%)
Titan International, Inc.	3,900	87,750

TOTAL INDUSTRIALS		767,992

INFORMATION TECHNOLOGY - (27.82%)
Application Software (7.27%)
Netscout Systems, Inc.**	11,800	193,402
Parametric Technology Corp.**	10,300	214,549

		407,951

Communications Equipment (4.23%)
Aviat Networks, Inc.**	19,000	38,950
Riverbed Technology, Inc.**	7,200	198,576

		237,526

Computer Storage/Peripherals (1.58%)
Intermec, Inc.**	11,000	88,770

Electronic Manufacturing Services (1.43%)
Multi-Fineline Electronix, Inc.**	3,500	80,290

IT Consulting & Services (1.32%)
Mistras Group, Inc.**	3,400	74,120

Semiconductor Equipment (2.30%)
MEMC Electronic Materials, Inc.**	12,500	74,875
Rubicon Technology, Inc.**	5,200	54,184

		129,059

Semiconductors (5.43%)
EZchip Semiconductor Ltd.**	1,500	54,645
LSI Corp.**	17,800	111,250
O2Micro International Ltd. - ADR**	26,750	109,407
TriQuint Semiconductor, Inc.**	5,500	29,260

		304,562

Software (3.29%)
Taleo Corp., Class A**	5,700	184,680

14	Stonebridge Funds Trust

Small-Cap Growth Fund (SBAGX)	Statement of Investments
October 31, 2011

	Shares	Market Value
Systems Software (0.97%)
TeleCommunication Systems, Inc., Class A**	16,500	$54,450

TOTAL INFORMATION TECHNOLOGY		1,561,408

UTILITIES - (1.26%)
Multi-Utilities (1.26%)
Elster Group SE - ADR**	4,750	70,728

TOTAL UTILITIES		70,728

TOTAL COMMON STOCKS (Cost $5,219,878)		5,558,165

MONEY MARKET MUTUAL FUNDS (0.96%)
Fifth Third U.S. Treasury Money Market Fund (0.01% 7 Day Yield)	53,925	53,925

TOTAL MONEY MARKET MUTUAL FUNDS (Cost $53,925)		53,925

TOTAL INVESTMENTS (100.00%) (Cost $5,273,803)		$5,612,090

OTHER ASSETS IN EXCESS OF LIABILITIES (0.00%)(1)		90

NET ASSETS (100.00%)		$5,612,180

**	Non Income Producing Security.
(1)	Less than 0.005%.

ADR - American Depositary Receipt

N.V. - Naamloze Vennootschap is the Dutch term for public limited liability corporation.

The accompanying Notes to Financial Statements are an integral part of the financial statements.

Annual Report | October 31, 2011	15

Statements of Assets and Liabilities
October 31, 2011

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
ASSETS:
Investments, at value (Cost-see below)	$12,612,406	$5,612,090
Receivable for investments sold	659,205	331,603
Interest and dividends receivable	2,618	1,188
Prepaid and other assets	35,866	17,855

Total assets	13,310,095	5,962,736

LIABILITIES:
Payable for investments purchased	787,095	312,589
Payable for fund shares redeemed	858	–
Accrued investment advisory fees	7,402	3,331
Accrued administration fees	6,250	6,250
Accrued transfer agent fees	10,539	4,727
Accrued legal fees	11,129	4,847
Accrued audit fees	22,400	14,400
Accrued other expenses	7,845	4,412

Total liabilities	853,518	350,556

Net Assets	$12,456,577	$5,612,180

COMPOSITION OF NET ASSETS:
Paid-in capital	$14,484,447	$5,572,878
Accumulated net realized loss on investments	(2,746,668)	(298,985)
Net unrealized appreciation in value of investments	718,798	338,287

Net Assets	$12,456,577	$5,612,180

NET ASSET VALUE PER SHARE:
Net Assets	$12,456,577	$5,612,180
Shares outstanding	1,576,559	736,918
Net asset value and redemption price per share	$7.90	$7.62

COST OF INVESTMENTS	$11,893,608	$5,273,803

The accompanying Notes to Financial Statements are an integral part of the financial statements.

16	Stonebridge Funds Trust

Statements of Operations
For the Year Ended October 31, 2011

	Institutional Small- Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
INCOME:
Dividends	$54,816	$24,310
Interest	28	16

Total Income	54,844	24,326

EXPENSES:
Investment advisory fees	102,714	45,524
Administration fees	75,000	75,000
Transfer agent fees	63,257	27,764
Fund accounting fees and expenses	37,777	24,856
Custodian fees	8,902	6,098
Legal fees	66,563	29,422
Printing fees	18,445	8,223
Registration fees	9,420	7,277
Audit fees	22,400	14,400
Trustee fees and expenses	19,947	8,852
Proxy voting fees	4,980	2,121
Insurance	28,640	12,279
Other	2,279	1,749

Total Expenses	460,324	263,565

Net Investment Loss	(405,480)	(239,239)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	1,294,239	564,168

Unrealized appreciation of investments	(816,450)	(360,662)
Beginning of year	1,535,248	698,949
End of year	718,798	338,287

Change in net unrealized appreciation of investments	(816,450)	(360,662)

Net Realized and Unrealized Gain on Investments	477,789	203,506

Net Increase/(Decrease) in Net Assets Resulting From Operations	$72,309	$(35,733)

The accompanying Notes to Financial Statements are an integral part of the financial statements.

Annual Report | October 31, 2011	17

Statements of Changes in Net Assets
Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment loss	$(405,480)	$(409,844)
Net realized gain on investments	1,294,239	2,130,876
Change in net unrealized appreciation of investments	(816,450)	1,002,081

Increase in Net Assets Resulting from Operations	72,309	2,723,113

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(1,108,202)	(997,985)

NET INCREASE/(DECREASE) IN NET ASSETS	(1,035,893)	1,725,128

NET ASSETS:
Beginning of year	13,492,470	11,767,342

End of year	$12,456,577	$13,492,470

The accompanying Notes to Financial Statements are an integral part of the financial statements.

18	Stonebridge Funds Trust

Statements of Changes in Net Assets
Small-Cap Growth Fund (SBAGX)

	Year Ended October 31, 2011	Year Ended October 31, 2010
OPERATIONS:
Net investment loss	$(239,239)	$(232,997)
Net realized gain on investments	564,168	1,017,584
Change in net unrealized appreciation of investments	(360,662)	351,270

Increase/(Decrease) in Net Assets Resulting from Operations	(35,733)	1,135,857

SHARES OF BENEFICIAL INTEREST TRANSACTIONS (NOTE 5):
Net Decrease in Net Assets Derived from Beneficial Interest Transactions	(138,851)	(442,932)

NET INCREASE/(DECREASE) IN NET ASSETS	(174,584)	692,925

NET ASSETS:
Beginning of year	5,786,764	5,093,839

End of year	$5,612,180	$5,786,764

The accompanying Notes to Financial Statements are an integral part of the financial statements.

Annual Report | October 31, 2011	19

Institutional Small-Cap Growth Fund (SBSCX)
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Institutional Small-Cap Growth Fund’s financial performance for each of the past five fiscal years commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA
Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of year
Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

The accompanying Notes to Financial Statements are an integral part of the financial statements.

20	Stonebridge Funds Trust

Financial Highlights

Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$7.91	$6.38	$5.35	$11.62	$9.94

(0.26)	(0.24)	(0.18)	(0.21)	(0.18)
0.25	1.77	1.21	(5.02)	1.86
(0.01)	1.53	1.03	(5.23)	1.68

–	–	–	(1.04)	–
–	–	–	(1.04)	–
$7.90	$7.91	$6.38	$5.35	$11.62

(0.13)%	23.98%	19.25%	(49.06)%	16.90%

$12,457	$13,492	$11,767	$10,583	$22,333

3.36%	3.40%	3.85%	2.86%	2.52%

N/A	3.48%	N/A	N/A	2.62%

(2.96)%	(3.19)%	(3.34)%	(2.43)%	(1.62)%

N/A	(3.27)%	N/A	N/A	(1.72)%

195%	115%	137%	145%	163%

Annual Report | October 31, 2011	21

Small-Cap Growth Fund (SBAGX)
Selected Data for Each Share of Beneficial Interest Outstanding Throughout the Years Indicated:

The financial highlights table is intended to help you understand the Small-Cap Growth Fund’s financial performance for each of the past five fiscal years commencing with the beginning of the Fund’s current fiscal year. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

PER SHARE DATA
Net asset value, beginning of year

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss
Net realized and unrealized gain/(loss) on investments
Total Income/(Loss) from Investment Operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments
Total Distributions to Shareholders
Net asset value, end of year
Total Return

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)

Ratio of operating expenses to average net assets

Ratio of operating expenses to average net assets before fee waivers and subsidy reimbursements

Ratio of net investment loss to average net assets

Ratio of net investment loss to average net assets before fee waivers and subsidy reimbursements

Portfolio turnover rate

The accompanying Notes to Financial Statements are an integral part of the financial statements.

22	Stonebridge Funds Trust

Financial Highlights

Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007

$7.70	$6.27	$5.27	$13.17	$11.13

(0.32)	(0.31)	(0.23)	(0.25)	(0.30)
0.24	1.74	1.23	(5.09)	2.69
(0.08)	1.43	1.00	(5.34)	2.39

–	–	–	(2.56)	(0.35)
–	–	–	(2.56)	(0.35)
$7.62	$7.70	$6.27	$5.27	$13.17

(1.04)%	22.81%	18.98%	(49.43)%	21.94%

$5,612	$5,787	$5,094	$4,717	$8,908

4.34%	4.43%	4.72%	3.74%	3.14%

N/A	4.62%	N/A	N/A	3.55%

(3.94)%	(4.22)%	(4.22)%	(3.31)%	(2.46)%

N/A	(4.41)%	N/A	N/A	(2.87)%

199%	116%	137%	151%	90%

Annual Report | October 31, 2011	23

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION:

Organization and Nature of Operations — Stonebridge Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 31, 1998. The Trust, which became effective November 1, 1998, currently has two active investment portfolios, the Stonebridge Institutional Small-Cap Growth Fund and the Stonebridge Small-Cap Growth Fund, each referred to as a “Series” or a “Fund” of the Trust. Stonebridge Institutional Small-Cap Growth Fund, also referred to as the Institutional Fund, and the Stonebridge Small-Cap Growth Fund, also referred to as the Small-Cap Fund, seek long-term growth of capital, with the production of short-term income as a secondary objective, through investing at least 80% of the Fund’s assets in companies with smaller market capitalizations (defined as companies with market capitalizations at the time of purchase in the range of $100 million to $3 billion) and generally investing in companies with strong balance sheets, high/growing return on invested capital, positive free cash flow, and earnings growth in excess of 20%.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates — The preparation of each Series’ financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Security Valuation — Investment securities listed or traded on a registered securities exchange are valued at the last sales price on the date of valuation. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities traded on the over-the-counter market for which no sales are reported are valued at the mean between the bid and asked price. Short-term debt securities having a remaining maturity of 60 days or less consist exclusively of U.S. Treasury and Agency Obligations and are stated at amortized cost which is approximately equivalent to value. Other securities for which quotations are not readily available are valued at fair value as determined in good faith by the Funds’ Fair Value Committee in accordance with the methods approved by the Board of Trustees. For instance, if trading in a security has been halted or suspended or a security has been delisted from a national exchange, if a security has not been traded for an extended period of time, or if a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Trust calculates the Funds’ net asset value, the Fair Value Committee will determine the security’s fair value. In making a determination of the value of the security, the Committee will consider factors such as the fundamental analytical data relating to the security, forces affecting the market in which the security is purchased and sold, the price, yield and extent of public or private trading in similar securities of the issuer or comparable companies, and other relevant factors.

Fair Value Measurements — In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

24	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2011

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2-

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Funds’ investments carried at value:

Institutional Small-Cap Growth Fund (SBSCX)

Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Common Stocks*	$ 12,341,861	$ –	$ –	$ 12,341,861
Money Market Mutual Funds	270,545	–	–	270,545

Total	$ 12,612,406	$ –	$ –	$ 12,612,406

Annual Report | October 31, 2011	25

Notes to Financial Statements
October 31, 2011

Small-Cap Growth Fund (SBAGX)

Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total

Common Stocks*	$ 5,558,165	$ –	$ –	$ 5,558,165
Money Market Mutual Funds	53,925	–	–	53,925

Total	$ 5,612,090	$ –	$ –	$ 5,612,090

*For detailed Industry descriptions, see the accompanying Statement of Investments.

All securities of the Fund were valued using Level 1 inputs during the period ended October 31, 2011. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable.

New Accounting Pronouncements — In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

26	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2011

Federal Income Taxes — The Trust’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds file income tax returns in the U.S. federal jurisdiction and the State of California. The statute of limitations on the Funds’ federal tax return filings remain open for the years ended October 31, 2008 through October 31, 2011. The Funds’ California tax return filings also remain open for the years ended October 31, 2008 through October 31, 2011. To the knowledge of Stonebridge Capital Management, Inc., there are no federal or California income tax returns currently under examination.

Allocation of Expense — Trust expenses which are not Series-specific are allocated to each Series based upon its relative proportion of net assets and/or open accounts to the Trust’s totals.

Other — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis, which is the same basis each Series uses for federal income tax purposes.

3. FEDERAL INCOME TAXES AND DISTRIBUTIONS:

The amount of net unrealized appreciation and the cost of investment securities for tax purposes, including short-term securities, at October 31, 2011 were as follows:

	Stonebridge Institutional Small-Cap Growth Fund	Stonebridge Small-Cap Growth Fund
Gross appreciation (excess of value over tax cost)	$1,352,748	$621,485
Gross depreciation (excess of tax cost over value)	(636,292)	(283,444)
Net unrealized appreciation	716,456	338,041

Cost of investments for income tax purposes	$11,895,950	$5,274,049

The difference between book-basis and tax-basis unrealized appreciation is due to wash sale losses.

Classifications of Distributions — Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Ordinary income distributions may include dividends paid from short-term capital gains. Also, due to the timing of dividends made, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Series.

Annual Report | October 31, 2011	27

Notes to Financial Statements
October 31, 2011

Distributions of net investment income, if any, are made annually. Distributions of net realized gains, if any, are declared at least once each year. Distributions to shareholders are recorded on the ex-dividend date.

No distributions were paid during the year ended October 31, 2011 or the year ended October 31, 2010.

As of October 31, 2011, the components of net assets on a tax basis were:

	Stonebridge Institutional Small-Cap Growth Fund	Stonebridge Small-Cap Growth Fund
Accumulated Net Realized Loss on Investments	$(2,744,326)	$(298,739)
Net Unrealized Appreciation of Investments	716,456	338,041
Total	$(2,027,870)	$39,302

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At October 31, 2011, each Series had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring	Institutional Small-Cap Growth Fund (SBSCX)	Small-Cap Growth Fund (SBAGX)
2017	$2,744,326	$298,739

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States of America. Accordingly, for the period ended October 31, 2011, certain differences were reclassified. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)
Increase/(Decrease)	$405,480	–	$(405,480)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$405,480

28	Stonebridge Funds Trust

Notes to Financial Statements
October 31, 2011

Small-Cap Growth Fund (SBAGX)

	Undistributed Net Investment Income	Accumulated Capital Gains/(Losses)	Paid in Capital (PIC)
Increase/(Decrease)	$239,239	–	$(239,239)

Included in the amounts reclassified was a net operating loss offset to PIC of:			$239,239

4. INVESTMENT TRANSACTIONS:

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended October 31, 2011, was as follows:

	Purchases	Sales
Institutional Small-Cap Growth Fund (SBSCX)	$26,605,506	$28,045,096

Small-Cap Growth Fund (SBAGX)	11,939,409	12,327,108

5. SHARES OF BENEFICIAL INTEREST:

As of October 31, 2011, there were an unlimited number of shares of beneficial interest authorized for each Series. Transactions in shares of beneficial interest for the year ended October 31, 2011 and the year ended October 31, 2010, were as follows:

Institutional Small-Cap Growth Fund (SBSCX)

	Year Ended October 31, 2011 Shares	Year Ended October 31, 2011 Amount	Year Ended October 31, 2010 Shares	Year Ended October 31, 2010 Amount
Shares Sold	18,026	$139,492	4,778	$34,130
Shares Issued in Reinvestment of Dividends	–	–	–	–
Total	18,026	139,492	4,778	34,130
Less Shares Redeemed	(148,207)	(1,247,694)	(141,942)	(1,032,115)
Net Decrease	(130,181)	$(1,108,202)	(137,164)	$(997,985)

Annual Report | October 31, 2011	29

Notes to Financial Statements
October 31, 2011

Small-Cap Growth Fund (SBAGX)

	Year Ended October 31, 2011 Shares	Year Ended October 31, 2011 Amount	Year Ended October 31, 2010 Shares	Year Ended October 31, 2010 Amount
Shares Sold	31,043	$240,520	3,134	$22,335
Shares Issued in Reinvestment of Dividends	–	–	–	–
Total	31,043	240,520	3,134	22,335
Less Shares Redeemed	(45,770)	(379,371)	(64,112)	(465,267)
Net Decrease	(14,727)	$(138,851)	(60,978)	$(442,932)

6. TRANSACTIONS WITH AFFILIATES:

The Trust has entered into an advisory agreement with Stonebridge Capital Management, Inc. (the “Adviser”) with respect to each Series. The advisory agreements have been approved by the Trust’s Board of Trustees and shareholders. Pursuant to its advisory agreements with the Trust, the Adviser is entitled to investment advisory fees, computed daily and payable monthly, at annual rates of 0.75% and 0.75% of the average daily net assets of the Institutional Fund and the Small-Cap Fund, respectively.

On November 2, 1998, the Trust entered into an administration agreement with ALPS Fund Services, Inc. (“ALPS”). The administration agreement provides that ALPS will receive a monthly administration fee equal to the annual rate of 0.10% of the average daily net assets in each Series up to $250,000,000 and 0.075% of the average daily net assets of each Series in excess of $250,000,000, and that ALPS’ fee will be no less than $6,250 per month per Series.

ALPS Distributors, Inc. serves as the principal underwriter for shares of both the Institutional Fund and the Small-Cap Fund and acts as each Fund’s distributor in a continuous public offering of each Fund’s shares.

7. SUBSEQUENT EVENTS:

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events.

30	Stonebridge Funds Trust

Additional Information
October 31, 2011 (Unaudited)

1. SHAREHOLDER TAX INFORMATION:

Certain tax information regarding each Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2011. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2011.

2. PROXY VOTING INFORMATION:

Trust policies and procedures used in determining how to vote proxies relating to the Funds’ portfolio securities and information regarding proxies voted by the Funds during the most recent 12-month period ended June 30 are available without a charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the Securities Exchange Commission’s (“SEC”) website at http://www.sec.gov.

3. FUND HOLDINGS:

The complete schedules of Fund holdings at the end of the second and fourth quarters of each fiscal year are contained in the Funds’ semi-annual and annual shareholder reports, respectively. The Trust files complete schedules of Fund holdings with the SEC at the end of the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Trust’s Form N-Q filings are available without charge, upon request, by contacting Stonebridge Funds at 1-800-639-3935 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Trust’s Form N-Q filings at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

4. OTHER:

The following entities owned of record or beneficially, as of October 31, 2011, 5% or greater of the Funds’ outstanding shares:

Fund	Name	Percentage
Institutional Small-Cap Growth Fund (SBSCX)	Charles Schwab & Co, Inc.	10.67%
Small-Cap Growth Fund (SBAGX)	Charles Schwab & Co, Inc.	64.71%

Trustee Compensation: The Trust pays a quarterly retainer of $2,500 and $500 per meeting to each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (each, an “Independent Trustee”). The Independent Trustees are reimbursed for any out-of-pocket expenses relating to attendance at meetings.

5. BOARD APPROVAL OF ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”) is comprised of three Trustees, two of whom are Independent Trustees. During the six months ended October 31, 2011, the Board unanimously approved a six-month renewal of the Trust’s investment advisory agreements (together, the “Investment Advisory Agreements”) with the Adviser on behalf of each of the Small-Cap Fund and the Institutional Fund.

General Information — The following information summarizes the Board’s considerations associated with its review of the Investment Advisory Agreements. In connection with their

Annual Report | October 31, 2011	31

Additional Information
October 31, 2011 (Unaudited)

deliberations, the Board and the Independent Trustees considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. Each Investment Advisory Agreement was considered separately for each respective Fund, although the Board took into account the common interests of both Funds in its review. As described below, the Board (including the Independent Trustees) considered: (i) the nature, extent, and quality of the services to be provided by the Adviser; (ii) the investment performance of each Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In considering these matters, the Board discussed the renewal of the Investment Advisory Agreements with management, and the Independent Trustees met in a private session with counsel at which no representatives of the Adviser were present. The Board (including the Independent Trustees) reviewed materials regarding the investment results of the Funds, management fee and expense comparisons, financial and profitability information with respect to the Adviser, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Adviser providing services to the Funds. In deciding to approve the renewal of the Investment Advisory Agreements, the Board and the Independent Trustees did not identify a single factor as controlling, and each Trustee may have assigned a different level of significance to each factor.

Nature, Extent and Quality of Services — In reviewing the services provided by the Adviser, the Board discussed the services provided by the Adviser to the Funds under the Investment Advisory Agreements, including the experience of its key portfolio management and operational personnel, its overall financial strength and stability, and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Adviser’s senior management; its investment philosophy and processes, including its brokerage, trading, and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees determined that the Adviser continued to provide high quality services to the Funds.

Fund Expenses and Management Fees; Investment Performance — The Board reviewed information regarding the total expenses of each Fund compared to those of the funds with similar asset sizes included in a peer group of other mutual funds selected by Morningstar Inc. from the Morningstar small cap growth category (the “Peer Group”). For further context, the Board also considered a report, prepared by the Funds’ administrator (the “Administrator”) based on Morningstar data, regarding the total expenses of each Fund compared to other small cap funds with asset sizes between $1 million and $100 million (the “Expanded Peer Group”). The Board noted that the total expenses of each Fund were the highest among the funds in its Peer Group as a percentage of assets under management, and that they were among the highest of the funds in the Expanded Peer Group. The Board also noted that a number of the funds in each Fund’s Peer Group were parts of larger fund families, which would likely reduce the amount of certain expenses borne by them. The Board also considered that, given its past support of the Funds, the Adviser was not currently willing to subsidize the Funds’ expenses.

The Board reviewed the performance of each Fund compared with its benchmark and the average of all the funds in the Morningstar small cap growth category for the one-, three-, five-, and ten-year periods ended July 31, 2011. The Board observed that the one-, three-, five-, and ten-year total returns for each Fund net of annualized expenses were below the median total net returns of the category for those periods and below the Fund’s benchmark index for those periods.

32	Stonebridge Funds Trust

Additional Information
October 31, 2011 (Unaudited)

The Board also considered each Fund’s performance relative to the performance of the other funds included in the Peer Group and the Expanded Peer Group for the one-, five-, and ten-year periods ended July 31, 2011. Among other things, the Board noted that the Small-Cap Fund’s performance was among the lowest in the Expanded Peer Group for the one- and five-year periods, but that its ten-year performance was closer to (although still below) the median. In addition, the Board noted that the Institutional Fund’s performance was among the lowest in the Expanded Peer Group for the one-, five-, and ten-year periods. The Board also noted that the Institutional Fund’s performance was the among the lowest in its Peer Group for the one-year period and the lowest for the five- and ten-year periods, and that the Small-Cap Fund’s performance was the lowest in its Peer Group for the one- and five-periods and among the lowest for the 10-year period.

The Board observed that the Funds’ total expenses had a significant adverse effect on the Funds’ performance and prospects for growth. In that regard, the Board also considered a report prepared by the Administrator that compared the performance, both net and gross of expenses, of the Small Cap Fund and a sampling of peer funds for the one-, five-, and ten-year periods ended July 31, 2011. The Board also evaluated other factors, including the continuing effect of the 2008 financial crisis on the Funds’ performance during certain periods and, with respect to the Institutional Fund, the fact that it had been managed with a different objective and different principal investment strategies before February 2007.

The Board noted that the Administrator had provided a chart demonstrating that, based on data from Morningstar, the Adviser’s management fee for each Fund was below the median of management fees of the funds included in the Expanded Peer Group, placing the Funds in the top quartile of the Expanded Peer Group. The Board also considered the separate analysis provided by the Adviser, based on Morningstar data, which indicated that the Adviser’s management fee was less than or equal to the management fees for certain selected funds in the Morningstar small-cap category with assets of $250 million or less. In this regard, the Board noted that the Adviser’s analysis included a smaller sample size than the report prepared by the Administrator. In addition, the Board considered that each Fund’s management fee was below the Adviser’s standard asset-based fee for managing a client account with the same amount of assets as either Fund. The Board noted that the Adviser’s standard fee is negotiable, but that representatives of the Adviser had indicated that the fee for managing an account investing in small cap stocks would be likely to equal or exceed the standard fee.

Based on the information provided, the Board concluded that, on balance, the Funds’ shareholders were likely to continue to benefit from the Adviser’s management of the Funds if the Funds’ non-management fee expenses could be reduced. The Board determined that, based on the information provided, the approach likely to prove most effective at addressing the Funds’ expenses over the long term would be to pursue promptly their reorganization onto a multiple series trust or other third-party platform.

Costs and Profits — The Board considered information regarding the Adviser’s expenses in providing services to the Funds and the Adviser’s profitability from its relationship with the Funds. Among other things, the Board considered the costs incurred by the Adviser in researching small cap companies for potential investment by the Funds, as well as information provided by the Adviser regarding its administration and compliance expenses. The Board and the Independent Trustees determined that the Adviser’s profitability was reasonable in light of the nature, extent and quality of services provided to each Fund.

Other Benefits and Economies of Scale — The Board also considered the benefits to the Adviser as a result of its relationship with the Funds, including its receipt of management fees and research,

Annual Report | October 31, 2011	33

Additional Information
October 31, 2011 (Unaudited)

its ability to offer the Funds to its separate account clients, and other benefits. The Board considered whether each Fund would be likely to benefit from any economies of scale in the management of its portfolio in the event of growth in assets. Due to the relatively small asset size of each Fund, the Board concluded that the Adviser did not currently realize economies of scale in acting as investment adviser to the Funds. The Board noted that it would be appropriate to re-visit the question of economies of scale if the Funds’ assets were to increase substantially in the future.

Conclusions — Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Adviser pursuant to the Investment Advisory Agreements is fair and reasonable in light of the services being provided by the Adviser to the Funds and their shareholders, and that renewal of the Investment Advisory Agreements was in the best interest of the Funds and their shareholders while alternatives for reducing Fund expenses are being explored. Given its ongoing concern about the Funds’ total expenses and their effect on Fund performance and size, the Board (including the Independent Trustees) determined that the Investment Advisory Agreements should be renewed for a six-month period rather than for a full year. The Board and the Independent Trustees concluded that this shorter period of time would likely be sufficient for the Adviser to make a formal recommendation on reorganizing the Funds and, at that point, to allow the Board (including the Independent Trustees) to determine whether and for how long to further renew the Investment Advisory Agreements.

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of Fund shares made within 30 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2011 and held until October 31, 2011.

Actual Return. The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect transaction fees, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. If the transaction fees were included, your costs would be higher.

34	Stonebridge Funds Trust

Additional Information
October 31, 2011 (Unaudited)

Institutional Small-Cap Growth Fund (SBSCX)

	Beginning Account Value at 5/01/11	Ending Account Value at 10/31/11	Expense Paid During Period* 5/01/11 to 10/31/11
Actual Fund Return	$ 1,000.00	$ 845.80	$ 15.77
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,008.12	$ 17.16

*

Expenses are equal to the Institutional Small-Cap Growth Fund’s (SBSCX) six-month annualized expense ratio of 3.39%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Small-Cap Growth Fund (SBAGX)

	Beginning Account Value at 5/01/11	Ending Account Value at 10/31/11	Expense Paid During Period* 5/01/11 to 10/31/11
Actual Fund Return	$ 1,000.00	$ 842.90	$ 20.58
Hypothetical Fund Return (5% return before expenses)	$ 1,000.00	$ 1,002.87	$ 22.36

*

Expenses are equal to the Small-Cap Growth Fund’s (SBAGX) six-month annualized expense ratio of 4.43%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184)/365 (to reflect the half-year period).

Annual Report | October 31, 2011	35

Trustees & Officers
October 31, 2011 (Unaudited)

The business affairs of Stonebridge Funds Trust (the “Trust”) are managed under the oversight of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware, the Trust’s Agreement and Declaration of Trust, and the Investment Company Act of 1940, as amended (the “1940 Act”). Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” Any Trustee who is deemed to be an interested person of the Trust as defined in the 1940 Act is referred to as an “Interested Trustee.” The Trust’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-800-639-3935.

INDEPENDENT TRUSTEES

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office(2) and Length of Time Served / Number of Funds Overseen by Trustee	Principal Occupation(s) During the Past Five Years /Other Directorships(3) Held by Trustee
Selvyn B. Bleifer, MD Born 1929	Trustee	Since November 1, 1998 /2	Physician, Cardiovascular Medical Group / None
Marvin Freedman Born 1925	Trustee	Since November 1, 1998 / 2	Retired Founding Partner, Freedman Broder & Company Accountancy Corporation, Certified Public Accountants / None

INTERESTED TRUSTEE AND OFFICER
Richard C. Barrett, CFA(4) (5) Born 1941	Chairman of the Board, President and Trustee	Since November 1, 1998 / 2	President and Chairman of the Board, Stonebridge Capital Management, Inc. / None

36	Stonebridge Funds Trust

Trustees & Officers
October 31, 2011 (Unaudited)

OTHER OFFICERS

Name, Address(1) & Age	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years
Debra L. Newman(5) Born 1955	Vice President, Treasurer and Chief Compliance Officer	Since November 1, 1998	Vice President, Chief Financial Officer, Chief Compliance Officer, Secretary and Managing Director, Stonebridge Capital Management, Inc.
Matthew W. Markatos, CFA, CIC Born 1973	Vice President	Since March 25, 2003	Executive Vice President and Managing Director, Stonebridge Capital Management, Inc.
Dawn K.C. Cotten Born 1977	Secretary and Assistant Treasurer	Since July 19, 2011	Fund Controller, ALPS Fund Services (2009-present); Assistant Vice President of Fund Accounting, Madison Capital Management (2009); Financial Reporting Manager, Janus Capital Group (2000-2009) Ms. Cotten is also Assistant Treasurer of the James Advantage Funds, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, and RiverNorth Funds.

(1)	Each Trustee and officer may be contacted by writing to the Trustee or officer, c/o Stonebridge Funds Trust, 1290 Broadway, Suite 1100, Denver, CO 80203.

(2)

The Trust’s Declaration of Trust provides that the Trustees hold office until their resignation, removal, death, or other incapacity, or until their successors have been elected and qualified. The Trust’s bylaws provide that the officers are elected annually to their offices by the Trustees. The officers hold their offices until the next election and until their successors have been elected and qualified, or until their resignation or removal.

(3)

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. Barrett is an “interested person” of the Trust by virtue of his position with the Adviser.

(5)	Mr. Barrett and Ms. Newman are married.

Annual Report | October 31, 2011	37

Stonebridge Small-Cap Growth Fund (SBAGX)

Stonebridge Institutional Small-Cap Growth Fund (SBSCX)

OFFICERS AND TRUSTEES

Richard C. Barrett, CFA, Chairman,

Board of Trustees & President

Debra L. Newman, Vice President, Treasurer,

& Chief Compliance Officer

Matthew W. Markatos, CFA, Vice President

Selvyn B. Bleifer, M.D., Trustee

Marvin Freedman, Trustee

Dawn K.C. Cotten, Secretary,

Assistant Treasurer

INVESTMENT ADVISER

Stonebridge Capital Management, Incorporated

1801 Century Park East, Suite 1800

Los Angeles, California 90067

ADMINISTRATOR & FUND ACOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

Boston Financial Data Services-Midwest

330 West 9th Street

Kansas City, Missouri 64105

CUSTODIAN

Fifth Third Bank

Fifth Third Center

38 Fountain Square Plaza

Cincinnati, Ohio 45263

LEGAL COUNSEL

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, CA 90071

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated. Selvyn B. Bleifer and Marvin Freedman as the Trust’s “audit committee financial experts,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of their qualifications.

Messrs. Bleifer and Freedman are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended October 31, 2011 and October 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $32,200 and $32,200, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended October 31, 2011 and October 31, 2010, the aggregate fees billed for professional services rendered by the principal accountant for the 17f-2 audit of the Registrant’s annual financial statements were $0 and $0, respectively.

(c)

Tax Fees: For the Registrant’s fiscal years ended October 31, 2011 and October 31, 2010, aggregate fees of $4,600, and $4,600, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal year 2011 and 2010 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended October 31, 2011 and October 31, 2010, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s principle accountant for the fiscal years ended October 31, 2011 and October 31, 2010 were $0 and $0, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.    Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as EX-12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STONEBRIDGE FUNDS TRUST

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Richard C. Barrett
Richard C. Barrett
President (Principal Executive Officer)

Date:	January 6, 2012

By:	/s/ Debra L. Newman
Debra L. Newman
Vice President and Treasurer
(Principal Financial Officer)

Date:	January 6, 2012